Structured Asset Trust Unit Repackagings (SATURNS)
Goodrich Corp. Debenture Backed
Series 2002-15
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-May-11
17-May-11
15-Apr-11
Administrator:
Chris Nuxoll 312.904.1023
christopher.nuxoll@bankofamerica.com
Statement Date:
540 W. Madison Street, Suite 1800
Chicago, IL 60661
USA
Statements to Certificateholders
Cash Reconciliation Summary
Interest Adjustments Summary
Bond Interest Reconciliation
Other Related Information
Other Related Information
Rating Information
Realized Loss Detail
US Bank Disclaimer

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SAT00215
SAT00215_201105_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
6-Jan-03
15-Apr-03
15-Apr-38
Parties to The Transaction
Depositor: MS Structured Asset Corp
Underwriter: Morgan Stanley Capital Services, Inc
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's, Inc.
Bank of America Merrill Lynch
www.etrustee.net

05-May-2011 - 11:28 (K383) (c) 2011 Bank of America Corporation
N/A
N/A

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Next Rate(3)
WAC:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
8.533333%
17-May-11
17-May-11
15-Apr-11
Structured Asset Trust Unit Repackagings (SATURNS)
Goodrich Corp. Debenture Backed
Series 2002-15
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
Grantor Trust
Statement Date:
1000.000000000
1000.000000000
0.000000000
0.000000000
7.111111067
Fixed
0.00
0.00
0.000000000
8.0000000000%
0.000000000
80410V206
UNIT
25,015,600.00
25,015,600.00
0.00
0.00
177,888.71
25,015,600.00
Total P&I Payment
0.00
0.00
25,015,600.00
25,015,600.00
25,193,488.71
Total
0.00
25,015,600.00
0.00
177,888.71
05-May-2011 - 11:28 (K383) (c) 2011 Bank of America Corporation

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class
N/A
N/A

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-May-11
17-May-11
15-Apr-11
Goodrich Corp. Debenture Backed
Series 2002-15
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
177,888.71
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
177,888.71
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
177,888.71
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
25,015,600.00
0.00
0.00
0.00
25,015,600.00
25,015,600.00
25,193,488.71
25,015,600.00
1
0.00
25,015,600.00
1
0.00
0.00
0
0.00
0
0.00
0
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
177,888.71
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

25,193,488.71

05-May-2011 - 11:28 (K383) (c) 2011 Bank of America Corporation
N/A
N/A

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-May-11
17-May-11
15-Apr-11
Goodrich Corp. Debenture Backed
Series 2002-15
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

05-May-2011 - 11:28 (K383) (c) 2011 Bank of America Corporation
N/A
N/A

Structured Asset Trust Unit Repackagings (SATURNS)
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-May-11
17-May-11
15-Apr-11
Goodrich Corp. Debenture Backed
Series 2002-15
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
1.00
1.00
Credit Support
0.00
0.00
0.00
0.00
0.00
UNIT
177,888.71
177,888.71
177,888.71
0.00
NA
NA
8.0000000000%
0.00
0.00
0.00
30/360
32
0.00
0.00
0.00
0.00
0.00
177,888.71
177,888.71
177,888.71
0.00
0.00
0.00
0.00
(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
(2) Accrued - Deductions + Additions Interest
05-May-2011 - 11:28 (K383) (c) 2011 Bank of America Corporation

N/A
N/A

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-May-11
17-May-11
15-Apr-11
Goodrich Corp. Debenture Backed
Series 2002-15
Other Related Information
Statement Date:
Swap Receipents
Swap Amount Received
Next Swap Rate
Series 2002-15
$25,194,358.78
0.00%
Swap Information

05-May-2011 - 11:28 (K383) (c) 2011 Bank of America Corporation
Underlying Information
Name
G
oodrich Corporation (formerly known as B.F. Goodrich Company) 7% debentures due April 15, 2038
Cusip
3
82388ALO
Balance
$2
8
,
7
00,000.00
Current Rate
7
.
00
%
Next Rate
Amount Received
Ratings Moody/S&P/Fitch
Ba
a2/
BBB+/
NR
$0.00
7
.
00
%
N/A
N/A

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-May-11
17-May-11
15-Apr-11
Goodrich Corp. Debenture Backed
Series 2002-15
Other Related Information
Statement Date:
The underlying security issuer or guarantor, as applicable, is subject to the informational requirements of the Exchange Act. The underlying security issuer or guarantor, as applicable, currently files reports, proxy statements and other information with the SEC.
Those periodic reports, current reports and other reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the internet at http://www.sec.gov at which users can view and download copies of reports, proxy, information statements and other information filed electronically. In addition, those reports and other information may also be obtained from the underlying security issuer by making a request to the underlying security issuer.

05-May-2011 - 11:28 (K383) (c) 2011 Bank of America Corporation
N/A
N/A

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-May-11
17-May-11
15-Apr-11
Goodrich Corp. Debenture Backed
Series 2002-15
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
UNIT
80410V206
Baa3
BBB
Baa2
8/11/07
BBB+
7/23/08

05-May-2011 - 11:28 (K383) (c) 2011 Bank of America Corporation
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to Bank of America within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, Bank of America recommends that investors obtain current rating information directly from the rating agency.
N/A
N/A

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-May-11
17-May-11
15-Apr-11
Goodrich Corp. Debenture Backed
Series 2002-15
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Statement Date:
Realized Loss
Current Total
Cumulative
05-May-2011 - 11:28 (K383) (c) 2011 Bank of America Corporation

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

N/A
N/A

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-May-11
17-May-11
15-Apr-11
Goodrich Corp. Debenture Backed
Series 2002-15
Disclaimer
Statement Date:
On December 30, 2010, substantially all of the Global Securities Solutions securitization trust administration business of Bank of America, N.A. and its affiliates (collectively, "Bank of America") located in the United States, the United
Kingdom and Ireland was acquired by the corporate trust division of U.S. Bank National Association and its affiliates
(collectively, "U.S. Bank"). As a result of the acquisition, substantially all of the relationships of the Global Securities
Solutions securitization trust administration business are being administered by U.S. Bank, with transitional assistance from Bank of America. The securitization trust administration functions and roles that are being transitioned include, but are not limited to, Bank of America's roles and duties as trustee, securities administrator, paying agent, collateral agent, custodian, security registrar, calculation agent and depositary. Succession by U.S. Bank of securitization trust administration roles from Bank of America shall be subject to satisfaction of any applicable requirements or conditions set forth in the applicable agreements. During the transition period, until further notice is provided, all communications and any other ongoing activities regarding the securitization trust administration business should continue to be made through your current Bank of America contacts. Should you have any questions in relation to either this notice or the servicing of your account, please contact the applicable Transaction Manager.

05-May-2011 - 11:28 (K383) (c) 2011 Bank of America Corporation
N/A
N/A